UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2013

Fiesta Restaurant Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35373	90-0712224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14800 Landmark Boulevard, Suite 500, Addison, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (972) 702-9300

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 8.01. OTHER EVENTS.

On November 12, 2013, Fiesta Restaurant Group, Inc. (“Fiesta Restaurant Group”) issued a press release, the entire text of which is attached as Exhibit 99.1 and is incorporated by reference herein.

On November 12, 2013, Fiesta Restaurant Group issued a press release, the entire text of which is attached as Exhibit 99.2 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

99.1	Fiesta Restaurant Group, Inc. Press Release, dated November 12, 2013

99.2	Fiesta Restaurant Group, Inc. Press Release, dated November 12, 2013

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIESTA RESTAURANT GROUP, INC.

Date:		November 12, 2013

By:	/s/	Joseph A. Zirkman
Name:		Joseph A. Zirkman
Title:		Vice President, General Counsel and Secretary

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